PAGE 1
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

T. Rowe Price Corporate Income Fund, Inc. 033-62275/811-07353
   T. Rowe Price Fixed Income Series, Inc. 033-52749/811-07153
       T. Rowe Price Limited-Term Bond Portfolio
       T. Rowe Price Prime Reserve Portfolio
   T. Rowe Price GNMA Fund, Inc. 033-01041/811-4441
   T. Rowe Price High Yield Fund, Inc. 002-93707/811-4119
   T. Rowe Price New Income Fund, Inc. 002-48848/811-2396
   T. Rowe Price Prime Reserve Fund, Inc. 002-54926/811-2603
   T. Rowe Price Short-Term Bond Fund, Inc. 002-87568/811-3894
   T. Rowe Price Short-Term U.S. Government Fund, Inc. 033-42206/811-6386
   T. Rowe Price State Tax-Free Income Trust 033-06533/811-4521
       Florida Insured Intermediate Tax-Free Fund
   T. Rowe Price Summit Funds, Inc. 033-50319/811-7093
       T. Rowe Price Summit Cash Reserves Fund
       T. Rowe Price Summit Limited-Term Bond Fund
       T. Rowe Price Summit GNMA Fund
   T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055
   T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.
      033-49117/811-7051
   T. Rowe Price U.S. Treasury Funds, Inc. 033-30531/811-5860
       U.S. Treasury Intermediate Fund
       U.S. Treasury Long-Term Fund
       U.S. Treasury Money Fund
       _________________________________________________________________
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
      1)    Title of each class of securities to which transaction applies:
      _______________________________________________________
      2)    Aggregate number of securities to which transaction applies:
      ________________________________________________________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (1)
      ________________________________________________________
      4)    Proposed maximum aggregate value of transaction:
      ________________________________________________________
      5)    Total fee paid:
      ________________________________________________________
      [ ] Fee paid previously with preliminary materials.
      ________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      1)    Amount previously paid:
      _______________________________________________________
      2)    Form, schedule, or Registration Statement no.:
      ________________________________________________________
      3)    Filing party:
      ________________________________________________________
      4)    Date filed:
      ________________________________________________________

PAGE 2
                     Internet Proxy Voting Service


Please Enter Control Number from Your Proxy Card: _ _ _ _ _ _ _ _ _ _ _ _ _ _

Please Enter Last 4 Digits of Your Tax ID #: _ _ _ _ Vote Proxy Card

                 Check here / / to Vote with Board recommendations.

GRAPHIC IMAGE OF GENERIC PROXY CARD


                                               This site is best viewed using
                                               Netscape or Internet Explorer
                                               versions 3.0 or higher
                                               and using a display resolution
                                               of 800 X 600.


ELECTRONIC FORM OF PROXY CARD ALREADY ON FILE WITH THE SEC


     Please refer to the proxy statement for a complete discussion of each of these proposals.

     If no vote is specified on a proposal, the proposal will be voted "For".

     To receive email confirmation, enter your email address here:_____________

         Press this button to /SUBMIT/ your Proxy Vote.
     Please Review your selections carefully before voting.

If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.